Exhibit 10.36



             WUHU SHAODA ELECTRIC POWER DEVELOPMENT COMPANY LIMITED
                                   as Borrower




                                       and




                     AES CHINA HOLDINGS COMPANY (L) LIMITED
                                as Junior Lender









                        SUBORDINATED INSURANCE ASSIGNMENT







                             CHADBOURNE & PARKE LLP
                            AMERICAN ATTORNEYS AT LAW

                           SUITE 3704, PEREGRINE TOWER
                           LIPPO CENTRE, 89 QUEENSWAY
                                    HONG KONG

                                    CONTENTS


Number    Clause Heading                                                   Page
------    --------------                                                   ----

1.        Interpretation.....................................................1
2.        Assignment of Insurances...........................................2
3.        Continuing Security................................................3
4.        Representations and Warranties.....................................3
5.        Undertakings.......................................................4
6.        Borrower's Liability...............................................6
7.        Proceeds of Insurances.............................................6
8.        Taxes and Other Deductions.........................................7
9.        Costs, Charges and Expenses........................................7
10.       Indemnity..........................................................8
11.       Further Assurance..................................................8
12.       Power of Attorney..................................................9
13.       Suspense Account...................................................9
14.       Waiver and Severability............................................9
15.       Miscellaneous.....................................................10
16.       Assignment........................................................11
17.       Notices...........................................................11
18.       Governing Law and Jurisdiction....................................12
19.       Subordinated Security.............................................13



Schedule 1    Form of Notice................................................14
Schedule 2    Form of Loss Payable and Notice of Cancellation Clause........16


Execution Block

THIS DEED is made on the                  day of                         1996
                         ----------------        ------------------------


BETWEEN:

(1) WUHU SHAODA ELECTRIC POWER DEVELOPMENT COMPANY LIMITED, an equity joint venture company formed under the Law of the People's Republic of China on Joint Ventures Using Chinese and Foreign Investment, with its registered office at Commercial Office Building, West Huangshan Road, Wuhu, Anhui Province, People's Republic of China (the "Borrower"); and

(2) AES CHINA HOLDINGS COMPANY (L) LIMITED, a Labuan company of Lot A, Level 3, Wisma Oceanic, Jalan OKK Awang Besar, 87007, Federal Territory of Labuan, Malaysia (the "Junior Lender").


WHEREAS:

(A) By the AES Loan Agreement (as defined below), the Junior Lender has agreed to make available to the Borrower a term loan facility of up to eighteen million Dollars (US$18,000,000), upon the terms set out therein.

(B) It is a condition precedent to the Junior Lender making the Facility available to the Borrower that the Borrower enters into this Deed.


NOW THIS DEED WITNESSES as follows:

1.         INTERPRETATION

1.01 Definitions and Construction. In this Deed, unless the context requires otherwise:

           (a) terms and expressions defined in or construed for the purposes of the AES Loan Agreement shall have the same meanings or be construed in the same manner when used in this Deed;

           (b) "AES Loan Agreement" means the loan agreement dated -------- 1996 and made between the Junior Lender and the Borrower;

           (c) "Insurances" means all policies or contracts of insurance which are now or may hereafter be effected in respect of the Insured Assets or any part thereof (but expressly excluding any third party liability insurances and any other insurances arranged solely for the benefit of third parties) and all benefits and proceeds thereof, including all claims of whatever nature and returns of premiums;


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           (d)      "Insured Assets" means the buildings, plant, equipment,
                    machinery, spare parts and other assets owned by the Borrower and used in connection with the Project; and

           (e) "Junior Secured Indebtedness" means all and any sums (whether principal, interest, fees or otherwise) which are or at any time may become payable by the Borrower under the AES Loan Agreement or any Subordinated Security Document to which it is a party and all other monies hereby secured.

1.02 Successors and Assigns. The expressions "Borrower" and "Junior Lender" shall where the context permits include their respective successors and permitted assigns and any persons deriving title under them.

1.03 AES Loan Agreement. To the extent applicable and required by relevant law, the terms and conditions of the AES Loan Agreement shall be deemed to be incorporated into this Deed by reference and this Deed shall be read and construed as if such terms and conditions had been set out in full herein.

1.04 Miscellaneous. In this Deed, unless the context requires otherwise, references to statutory provisions shall be construed as references to those provisions as replaced, amended, modified or re-enacted from time to time; words importing the singular include the plural and vice versa and words importing a gender include every gender; references to this Deed, the AES Loan Agreement, any other Subordinated Security Document or any other document referred to herein shall be construed as references to such document as the same may be amended or supplemented (provided that any required consent or approval for such amendment or supplement has been obtained) from time to time; unless otherwise stated, references to Clauses are to clauses of this Deed. Clause headings are inserted for reference only and shall be ignored in construing this Deed.


2.         ASSIGNMENT OF INSURANCES

2.01 Charge and Assignment. In consideration of the Facility being made available by the Junior Lender to the Borrower upon the terms and conditions of the AES Loan Agreement, the Borrower with full title guarantee assigns and grants to the Junior Lender a third-priority security interest in absolutely all the Borrower's right, title, interest and benefit in and to the Insurances upon the terms herein set out as a continuing security for the due and punctual payment of the Junior Secured Indebtedness and the due and punctual performance and observance by the Borrower of all other obligations of the Borrower contained in the AES Loan Agreement or any Subordinated Security Document to which it is a party. THIS ASSIGNMENT IS SUBORDINATE IN RIGHT TO THE CHARGES CREATED TO SECURE THE OBLIGATIONS OF THE

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

           BORROWER UNDER THE SENIOR LOAN AGREEMENT, AND THE ENFORCEMENT
           OF THIS ASSIGNMENT SHALL BE LIMITED IN ACCORDANCE WITH THE PROVISIONS OF THE SENIOR SUBORDINATION AGREEMENT AND THE PRIORITY DEED.

2.02 Notice. The Borrower will, forthwith upon the execution of this Deed (or, if later, upon any policy or contract of insurance comprised in the Insurances coming into force), give notice of the assignment herein contained to and obtain an acknowledgment from the relevant insurers substantially in the form set out in Schedule 1 or, if not in that form, in a form satisfactory to the Junior Lender.

2.03 Dealings with Parties. Notwithstanding the assignment herein contained but otherwise subject to the terms of this Deed, the Junior Lender authorizes the Borrower to continue to deal with the other parties to the Insurances and each of them in relation thereto as if the Borrower remained solely entitled to all the rights, title, interest and benefits thereunder but, save as herein provided, not directly to receive any moneys payable under the Insurances, provided that if an Event of Default or prospective Event of Default occurs and the Junior Lender gives written notice thereof to the Borrower the foregoing authority shall immediately cease to have effect.


3.         CONTINUING SECURITY

           This Deed shall be a continuing security and shall remain in full force and effect until the Junior Secured Indebtedness has been paid in full, notwithstanding the insolvency or liquidation or any incapacity or change in the constitution or status of the Borrower or any other person or any intermediate settlement of account or other matter whatsoever. This Deed is in addition to, and independent of, any Charge, guarantee or other security or right or remedy now or at any time hereafter held by or available to the Junior Lender.


4.         REPRESENTATIONS AND WARRANTIES

4.01 Representations and Warranties. The Borrower represents and warrants to the Junior Lender that:

           (a) the Insurances are beneficially owned by the Borrower free from any Charge except as created (i) under or pursuant to this Deed, (ii) to secure the obligations of the Borrower under the Senior Loan Agreement and (iii) in respect of the Guarantee;

           (b) the Insurances are valid and in full force and effect and are not void or voidable; and



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           (c)      all premiums and other monies (if any) payable in respect of the Insurances have been duly paid and all covenants, terms and conditions contained in the Insurances have been duly observed and performed.

4.02 Continuing Representation and Warranty. The Borrower also represents and warrants to and undertakes with the Junior Lender that the foregoing representations and warranties will be true and accurate throughout the continuance of this Deed with reference to the facts and circumstances existing from time to time.


5.         UNDERTAKINGS

           The Borrower undertakes and agrees with the Junior Lender throughout the continuance of this Deed and so long as the Junior Secured Indebtedness or any part thereof remains owing that the Borrower will, unless the Junior Lender otherwise agrees in writing:

           (a) procure that a loss payable and notice of cancellation clause, substantially in the form of Schedule 2, and in any event in a form satisfactory to the Junior Lender, is included in each of the policies or contracts of insurance comprised in the Insurances;

           (b) procure that, on or prior to any policy or contract of insurance comprised in the Insurances coming into force (or, if later, the execution of this Deed), the insurance brokers and insurers in respect of such insurance give their written consent to the assignment pursuant to this Deed and their written undertaking to the Junior Lender:

                    (i)      promptly to advise the Junior Lender:

                             (a) if any insurer cancels, purports to cancel or gives notice of cancellation of such insurance;

                             (b) of any purported or actual alteration in or termination or expiry of such insurance;

                             (c)     of any default in the payment of any
                                     premium or call; and

                             (d) of any act or omission or of any event of which that broker or insurer has knowledge which might invalidate or render unenforceable in whole or in part such insurance; and

                    (ii) to make any payments in respect of such insurance in accordance with the loss payable provisions set out in Schedule 2; and



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

                    (iii) to hold all policies, cover notes and other relevant documents issued or hereafter to be issued in respect of such insurance for the benefit of the Junior Lender;

           (c) pay all premiums and other amounts due in respect of the Insurances (and provide the Junior Lender with receipts therefor) and deliver to the Junior Lender copies of all policies, cover notes and other relevant documents relating to the Insurances, provided that the Borrower shall arrange for the delivery of the originals of such documents to the Junior Lender as soon as all amounts owed to the Senior Financing Parties under the Senior Loan Agreement have been paid in full;

           (d) take all steps which may be necessary or expedient to keep the Insurances in full force and effect and protect the interests of the Borrower and the Junior Lender in the Insurances;

           (e) renew all policies or contracts of insurance comprised in the Insurances no later than fourteen (14) days before the expiry of such policies or contracts;

           (f) reimburse on demand to the Junior Lender any amount paid by the Junior Lender to any insurer of any of the Insurances in respect of any premium or other amount due to such insurer in respect of the Insurances, together with interest thereon from the date of payment to the date of reimbursement at the rate calculated in accordance with clause 15 of the AES Loan Agreement;

            (g) do or permit to be done every act or thing which the Junior Lender may from time to time require for the purpose of enforcing the rights of the Junior Lender hereunder;

           (h) contemporaneously with the making of any claim in excess of fifty thousand Dollars (US$50,000) under the Insurances, notify the Junior Lender in writing of the same, such notification to be accompanied by a certified true copy of any form(s) and document(s) submitted to the relevant insurer(s) in respect of such claim and provide such other details in connection with the claim as the Junior Lender may request;

           (i) not, without the prior written consent of the Junior Lender, waive, release, settle, compromise or abandon any claim under the Insurances or do or omit to do any other act or thing whereby the recovery in full of any amounts in respect of the Insurances as and when they become payable may be impeded;

           (j) not create or attempt or agree to create or permit to arise or exist any Charge over all or any part of the Insurances or any interest therein or otherwise assign, deal with or dispose of all or any part

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                    of the Insurances (except under
                    or pursuant to this Deed and to secure the obligations of the Borrower under the Senior Loan Agreement and the CPIL Security);

           (k) except for the relevant Charges created to secure the obligations of the Borrower under the Senior Loan Agreement and the CPIL Security, not do or cause or permit to be done anything which may in any way depreciate, jeopardize or otherwise prejudice the value of the Junior Lender's security hereunder.


6.         BORROWER'S LIABILITY

           Notwithstanding the assignment herein contained, the Borrower shall remain liable under the Insurances to observe and perform all the obligations assumed by it thereunder and the Junior Lender shall have no obligation or liability thereunder. The Junior Lender shall not be obliged to make any enquiry as to the nature or sufficiency of any payment received by it or to make any claim or take any other action to collect any monies or to enforce any rights and benefits hereby assigned.


7.         PROCEEDS OF INSURANCES

           If at the time when any insurance proceeds become due and payable, any Event of Default or prospective Event of Default has occurred, the Junior Lender shall have the right to apply such proceeds in or towards satisfaction of the Junior Secured Indebtedness in such manner as it may determine. If no Event of Default or prospective Event of Default has then occurred:

           (a) the proceeds of insurance in respect of a claim for an amount not exceeding five hundred thousand Dollars (US$500,000) (or the equivalent in any other currency) shall be payable to the Borrower or (if so required under the terms of the relevant policy) to Anhui Power and shall be applied by the Borrower or Anhui Power, as the case may be, in fully repairing, rebuilding or reinstating that part of the Insured Assets destroyed or damaged and, in any event, the Borrower shall be responsible for ensuring that such proceeds are so applied; and

           (b) the proceeds of insurance in respect of a claim for an amount exceeding five hundred thousand Dollars (US$500,000) (or the equivalent in any other currency) shall be payable to the Security Agent until such time as all amounts owed under the Senior Loan Agreement have been paid in full and to the Junior Lender thereafter. The Security Agent or the Junior Lender, as the case may be, shall release such proceeds to the Borrower for the purpose of repairing or reinstating the loss or damage in respect of which such proceeds were paid or, at the option of the Security


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                    Agent or the Junior Lender, as the case may be, such
                    proceeds shall be paid directly to the person who has made or is to make such repairs or reinstatement against invoices therefor.


8.         TAXES AND OTHER DEDUCTIONS

           All sums payable by the Borrower under this Deed shall be paid in full without set-off or counterclaim or any restriction or condition and free and clear of any tax (other than an Excluded Tax) or other deductions or withholdings of any nature. If the Borrower or any other person is required by any law or regulation to make any deduction or withholding (on account of tax (other than an Excluded
           Tax) or otherwise) from any payment for the account of the Junior Lender, the Borrower shall, together with such payment, pay such additional amount as will ensure that the Junior Lender receives (free and clear of any tax (other than an Excluded Tax) or other deductions or withholdings) the full amount which it would have received if no such deduction or withholding had been required. The Borrower shall promptly forward to the Junior Lender copies of official receipts or other evidence showing that the full amount of any such deduction or withholding has been paid over to the relevant taxation or other authority.


9.         COSTS, CHARGES AND EXPENSES

           The Borrower shall from time to time forthwith on demand pay to or reimburse the Junior Lender for:

           (a) all reasonable costs, charges and expenses (including legal and other fees on a full indemnity basis and out of pocket expenses) reasonably incurred by the Junior Lender in connection with the preparation, execution and registration of any amendment to or extension of, or the giving of any consent or waiver in connection with this Deed; and

           (b) all reasonable costs, charges and expenses (including legal and other fees on a full indemnity basis and out of pocket expenses) reasonably incurred by the Junior Lender in exercising any of its rights or powers hereunder or in suing for or seeking to recover any sums due hereunder or otherwise preserving or enforcing its rights hereunder or in defending any claims brought against it in respect of this Deed or in releasing or re-assigning this Deed upon payment of all monies hereby secured and until payment of the same in full, all such costs, charges and expenses shall be secured by this Deed.

           To the extent practicable, the Junior Lender shall consult the Borrower before incurring any major expenditure.



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10.        INDEMNITY

10.01 General Indemnity. The Borrower shall indemnify the Junior Lender against all losses, liabilities, damages, costs and expenses incurred by it in the execution or performance of the terms and conditions hereof and against all actions, proceedings, claims, demands, costs, charges and expenses which may be incurred, sustained or arise in respect of the non-performance or non-observance of any of the undertakings and agreements on the part of the Borrower herein contained or in respect of any matter or thing done or omitted, on the part of the Borrower, relating in any way whatsoever to the Insurances.

10.02 Currency Indemnity. Dollars shall be the currency of account and of payment in respect of sums payable under this Deed. If an amount is received in another currency, pursuant to a judgment or order or in the liquidation of the Borrower or otherwise, the Borrower's obligations under this Deed shall be discharged only to the extent that the Junior Lender may purchase Dollars with such other currency in accordance with normal banking procedures upon receipt of such amount. If the amount in Dollars which may be so purchased, after deducting any costs of exchange and any other related costs, is less than the relevant sum payable under this Deed, the Borrower shall indemnify the Junior Lender against the shortfall. This indemnity shall be an obligation of the Borrower independent of and in addition to its other obligations under this Deed and shall take effect notwithstanding any time or other concession granted to the Borrower or any judgment or order being obtained or the filing of any claim in the liquidation, dissolution or bankruptcy (or analogous process) of the Borrower.

10.03 Payment and Security. The Junior Lender may retain and pay out of any money in the Junior Lender's hands all sums necessary to effect the indemnity contained in this Clause 10.03 and all sums payable by the Borrower under this Clause 10.03 shall form part of the monies hereby secured.



11.        FURTHER ASSURANCE

11.01 Further Assurance. The Borrower shall at any time and from time to time (whether before or after the security hereby created shall have become enforceable) execute such further legal or other mortgages, charges or assignments and do all such transfers, assurances, acts and things as the Junior Lender may require over or in respect of the Insurances to secure all monies, obligations and liabilities hereby covenanted to be paid or hereby secured or for the purposes of perfecting and completing any assignment of the Junior Lender's rights, benefits or obligations hereunder and the Borrower shall also give all notices, orders and directions which the Junior Lender may require.

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
11.02 Enforcement of Junior Lender's Rights. Subject to the Senior Subordination Agreement and the Priority Deed, the Borrower will do or permit to be done everything which the Junior Lender may from time to time require to be done for the purpose of enforcing the Junior Lender's rights hereunder and will allow the name of the Borrower to be used as and when required by the Junior Lender for that purpose.


12.        POWER OF ATTORNEY

           The Borrower irrevocably appoints the Junior Lender by way of security to be its attorney-in-fact (with full power of substitution) and in its name or otherwise on its behalf and as its act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which may be required or which the Junior Lender shall think proper or expedient for carrying out any obligations imposed on the Borrower hereunder or for exercising any of the powers hereby conferred or for giving to the Junior Lender the full benefit of this security and so that the appointment hereby made shall operate to confer on the Junior Lender authority to do on behalf of the Borrower anything which it can lawfully do by an attorney-in-fact. The Borrower ratifies and confirms and agrees to ratify and confirm any deed, instrument, act or thing which such attorney-in-fact or substitute may execute or do.


13.        SUSPENSE ACCOUNT

           The Junior Lender may place and keep any monies received by virtue of this Deed (whether before or after the insolvency or liquidation of the Borrower) to the credit of a suspense account for so long as the Junior Lender may think fit in order to preserve the rights of the Junior Lender to sue or prove for the whole amount of its claims against the Borrower or any other person.


14.        WAIVER AND SEVERABILITY

           No failure or delay by the Junior Lender in exercising any right, power or remedy hereunder shall impair such right, power or remedy or operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies herein provided are cumulative and do not exclude any other rights, powers and remedies provided by law. If at any time any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity and enforceability of such provision under the law of any other jurisdiction, and of the remaining provisions of this Deed, shall not be affected or impaired thereby.


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15.        MISCELLANEOUS

15.01 Continuing Obligations. The liabilities and obligations of the Borrower under this Deed shall remain in force notwithstanding any act, omission, event or circumstance whatsoever, until full, proper and valid payment of the Junior Secured Indebtedness.

15.02 Protective Clauses. Without limiting Clause 15.01, neither the liability of the Borrower nor the validity or enforceability of this Deed shall be prejudiced, affected or discharged by:

           (a) the granting of any time or indulgence to the Borrower or any other person;

           (b) any variation or modification of the AES Loan Agreement, any of the Subordinated Security Documents or any other document referred to therein;

           (c) the invalidity or unenforceability of any obligation or liability of the Borrower under the AES Loan Agreement or any of the Subordinated Security Documents to which it is a party;

           (d) any invalidity or irregularity in the execution of this Deed or the AES Loan Agreement or any of the other Subordinated Security Documents;

           (e) any deficiency in the powers of the Borrower to enter into or perform any of its obligations hereunder or under the AES Loan Agreement or any of the other Subordinated Security Documents to which it is a party or any irregularity in the exercise thereof or any lack of authority by any person purporting to act on behalf of the Borrower;

           (f) any other Security Document, Charge, guarantee or other security or right or remedy being or becoming held by or available to the Junior Lender or by any of the same being or becoming wholly or partly void, voidable, unenforceable or impaired or by the Junior Lender at any time releasing, refraining from enforcing, varying or in any other way dealing with any of the same or any power, right or remedy the Junior Lender may now or hereafter have from or against the Borrower or any other person;

           (g) any waiver, exercise, omission to exercise, compromise, renewal or release of any rights against the Borrower or any other person or any compromise, arrangement or settlement with any of the same; or

           (h) any act, omission, event or circumstance which would or may but for this provision operate to prejudice, affect or discharge this Deed or the liability of the Borrower hereunder.

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

15.03 Unrestricted Right of Enforcement. Subject to the Senior Subordination Agreement and the Priority Deed, this Deed may be enforced without the Junior Lender first having recourse to any other security or rights or taking any other steps or proceedings against the Borrower or any other person or may be enforced for any balance due after resorting to any one or more other means of obtaining payment or discharge of the monies obligations and liabilities hereby secured.

15.04 Discharges and Releases. Notwithstanding any discharge, release or settlement from time to time between the Junior Lender and the Borrower, if any security, disposition or payment granted or made to the Junior Lender in respect of the Junior Secured Indebtedness by the Borrower or any other person is avoided or set aside or ordered to be surrendered, paid away, refunded or reduced by virtue of any provision, law or enactment relating to bankruptcy, insolvency, liquidation, winding-up, composition or arrangement for the time being in force or for any other reason, the Junior Lender shall be entitled hereafter to enforce this Deed as if no such discharge, release or settlement had occurred.

15.05 Amendment. Any amendment or waiver of any provision of this Deed and any waiver of any default under this Deed shall only be effective if made in writing and signed by or on behalf of the party against whom the amendment or waiver is asserted.


16.        ASSIGNMENT

16.01 The Borrower. The Borrower shall not assign any of its rights or obligations hereunder.

16.02 The Junior Lender. The Junior Lender may assign or grant participations in all or any part of their rights under this Deed in accordance with the provisions of clause 20 of the AES Loan Agreement.


17.        NOTICES

17.01 Delivery. Each notice, demand or other communication to be given or made under this Deed shall be in writing and delivered or sent to the relevant party at its address or telex number or fax number set out below (or such other address or telex number or fax number as the addressee has by five (5) days' prior written notice specified to the other party):

           To the Borrower:         Wuhu Shaoda Electric Power Development
                                    Company Limited
                                    Commercial Office Building
                                    West Huangshan Road
                                    Wuhu, Anhui Province
                                    People's Republic of China


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

                                    Fax Number:           (86-553) 382-3224
                                    Attention:            Zhai Dao Ping


           To the Junior Lender:    AES China Holdings Company (L) Limited
                                    9th Floor, Allied Capital Resources Building
                                    32-38 Ice House Street
                                    Central, Hong Kong

                                    Fax Number:         (852) 2530-1673
                                    Attention:          Jeff Safford
                                                        Chief Financial Officer

17.02 Deemed Delivery. Any notice, demand or other communication so addressed to the relevant party shall be deemed to have been delivered (a) if given or made by letter, when actually delivered to the relevant address; (b) if given or made by telex, when dispatched with confirmed answerback and (c) if given or made by fax, when dispatched.


18.        GOVERNING LAW AND JURISDICTION

18.01 Law. This Deed and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of England.

18.02 Jurisdiction. The Borrower agrees that any legal action or proceeding arising out of or relating to this Deed may be brought in the courts of England and irrevocably submits to the non-exclusive jurisdiction of such courts.

18.03 Process Agent. The Borrower irrevocably appoints Rowe & Maw (Attention: Mr. Bernd Ratzke) of 20 Blackfriars Lane, London EC4V 6HT, England as its agent to receive and acknowledge on its behalf service of any writ, summons, order, judgment or other notice of legal process in England. If for any reason the agent named above (or its successor) no longer serves as agent of the Borrower for this purpose, the Borrower shall promptly appoint a successor agent satisfactory to the Junior Lender and notify the Junior Lender thereof, provided that until the Junior Lender receives such notification, it shall be entitled to treat the agent named above (or its said successor) as the agent of the Borrower for the purposes of this Clause 18.03. The Borrower agrees that any such legal process shall be sufficiently served on it if delivered to such agent for service at its address for the time being in England whether or not such agent gives notice thereof to the Borrower.

18.04 No Limitation on Right of Action. Nothing herein shall limit the right of the Junior Lender to commence any legal action against the Borrower and/or its property in any other jurisdiction or to serve process in any manner


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

           permitted by law, and the taking of proceedings in any jurisdiction shall not preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

18.05 Waiver; Final Judgment Conclusive. The Borrower irrevocably and unconditionally waives any objection which it may now or hereafter have to the choice of England as the venue of any legal action arising out of or relating to this Deed. The Borrower also agrees that a final judgment against it in any such legal action shall be final and conclusive and may be enforced in any other jurisdiction, and that a certified or otherwise duly authenticated copy of the judgment shall be conclusive evidence of the fact and amount of its indebtedness.

18.06 Waiver of Immunity. The Borrower irrevocably waives any immunity to which it or its property may at any time be or become entitled, whether characterized as sovereign immunity or otherwise, from any set-off or legal action in England or elsewhere, including immunity from service of process, immunity from jurisdiction of any court or tribunal, and immunity of any of its property from attachment prior to judgment or from execution of a judgment.


19.        SUBORDINATED SECURITY

           Notwithstanding any other provision to the contrary, this Deed must be read and construed in all respects, and the exercise of any rights under this Deed and the enforcement of any rights under this Deed must be subject in each case to the terms of the:

           (a)      Senior Subordination Agreement; and

           (b)      Priority Deed.

           In the event of any conflict or inconsistency between the terms of this Deed of the one part and the Senior Subordination Agreement or the Priority Deed of the other part, the latter documents will prevail.


IN WITNESS whereof the parties hereto have executed this Deed on the day and year first above written.

                                   Schedule 1

                                 Form of Notice



To:                 [Name of Insurer]


                                                                       [Date]


Dear Sirs,

Re: [Specify relevant policy or contract of insurance]

We refer to the above insurances (the "Insurances") effected by you in favor of Wuhu Shaoda Electric Power Development Company Limited and which are the subject of a Subordinated Insurance Assignment (the "Assignment") dated , 1996, a copy of which is attached hereto.

We give you notice that by the Assignment we have assigned and granted to AES China Holdings Company (L) Limited (the "Junior Lender") (as that term is defined in the Assignment) a third-priority security interest in all our right, title, interest and benefit in and to the Insurances and all payments to be made by you thereunder.

As stated above, this is a third-priority security interest and the Junior Lender's rights are subordinated and expressly subject to the Senior Subordinated Agreement and the Priority Deed.

We instruct you that until further notice all payments in respect of any claim for an amount which you may be required to make pursuant to the terms of the Insurances should be made in accordance with the terms set out in the enclosed form of loss payable and notice of cancellation clause.

These instructions may not be altered or revoked by us without the prior written consent of the Junior Lender.

Please acknowledge these instructions by signing as indicated and returning to the Junior Lender the enclosed duplicate of this notice.

Yours faithfully,
For and on behalf of
Wuhu Shaoda Electric Power Development Company Limited




[Enclose form of Loss Payable and Notice of Cancellation Clause]

[on duplicate]


To:               AES China Holdings Company (L) Limited
                  9th Floor, Allied Capital Resources Building
                  32-38 Ice House Street
                  Central, Hong Kong

Attn:             Mr. Jeff Safford

(as Junior Lender)




We acknowledge receipt of the above notice and confirm that a loss payable and notice of cancellation clause in the form enclosed with the notice has been included in the Insurances and that we will comply with the instructions contained therein.


Dated                                        .

For and on behalf of
[name of insurer]






Authorized Signature(s)

                                   Schedule 2

                            Form of Loss Payable and
                          Notice of Cancellation Clause


By an insurance assignment dated 1996 (the "Subordinated Insurance Assignment"), Wuhu Shaoda Electric Power Development Company Limited (the "Borrower") assigned and granted a third-priority security interest (which is subject to the Senior Subordination Agreement and the Priority Deed) in all its right, title, interest and benefit in and to this policy/contract of insurance and the benefits and proceeds hereof including all claims of whatever nature to AES China Holdings Company (L) Limited (the "Junior Lender"). Terms defined in the Subordinated Insurance Assignment shall have the same meanings hereunder.

Until notice in writing to the contrary is received by the insurer or the insurance broker hereunder from the Security Agent, all proceeds of:

(i) any settlements of claims hereunder in respect of an actual or constructive or compromised or arranged total loss of the Power Plant shall be paid to the Security Agent;

(ii) any other settlements of such claims hereunder which do not exceed US$500,000 in any one case shall be paid to the claimant or its order (unless the Security Agent otherwise instructs the Company in writing), or the Security Agent or its order if the Security Agent shall notify the Company in writing that an event of default has occurred under the Agreement; and

(iii) any other settlements of such claims hereunder exceeding US$500,000 in any one case shall be paid to the Security Agent.

For the purposes of (ii) and (iii) above any claim or number of claims arising from the same occurrence shall be regarded as one claim.

Until notice in writing to the contrary is received by the insurer or the insurance broker hereunder from the Junior Lender, the Junior Lender shall be advised:

(i) if any insurer under this policy/contract gives notice of cancellation of any insurance hereunder, at least thirty (30) days before any such cancellation is to take effect;

(ii) of any proposed alteration in or termination or expiry of any such insurance at least thirty (30) days before such alteration, termination or expiry is to take effect;

(iii)    promptly of any default in the payment of any premium or call; and

(iv) promptly of any act or omission or of any event of which any insurer hereunder has knowledge and which might invalidate or render unenforceable in whole or in part such insurance.

No cancellation, termination or expiry of or alteration to any insurance hereunder shall be effective as against the Junior Lender unless the relevant provision of this clause have been complied with in full.

The rights of the Junior Lender under this policy/contract of insurance shall not be prejudiced by any act or neglect of the Borrower or any other person nor by any proceedings in relation to the Insured Assets.

THE BORROWER
------------
EXECUTED and DELIVERED as a Deed                )
for and on behalf of                            )
WUHU SHAODA ELECTRIC POWER                      )
DEVELOPMENT COMPANY LIMITED                     )
by                                              )
in the presence of:  /s/ [SIGNATURE ILLEGIBLE]  )

/s/ [SIGNATURE ILLEGIBLE]







THE JUNIOR LENDER
-----------------
SIGNED for and on behalf of                    )
AES CHINA HOLDINGS                             )
COMPANY (L) LIMITED                            )
by                                             )
in the presence of: /s/ [SIGNATURE ILLEGIBLE]  )

/s/ [SIGNATURE ILLEGIBLE]